EXHIBIT 10.2

COLLATERAL AGREEMENT

DATED AS OF

JANUARY 14, 2005

MADE BY

UNIVERSAL COMPRESSION, INC.,

AND

UNIVERSAL COMPRESSION HOLDINGS, INC.

IN FAVOR OF

WACHOVIA BANK, NATIONAL ASSOCIATION,

AS ADMINISTRATIVE AGENT

i

ANNEXES:

I	Form of Supplement

SCHEDULES:
1	Notice Addresses of Grantors
2	Description of Pledged Securities
3	Filings and Other Actions Required to Perfect Security Interests
4	Location of Jurisdiction of Organization and Chief Executive Office

ii

This COLLATERAL AGREEMENT, dated as of January 14, 2005, is made by UNIVERSAL COMPRESSION, INC., a Texas corporation (“UCI”), UNIVERSAL COMPRESSION HOLDINGS, INC., a Delaware corporation (“Holdings”, and together with UCI, the “Grantors”), in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”), for the lenders and other financial institutions (the “Lenders”) from time to time parties to the Senior Secured Credit Agreement dated of even date herewith (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Grantors, UC Canadian Partnership Holdings Company, a Nova Scotia ULC (the “Canadian Borrower”, and together with the Grantors, the “Borrowers”), the Lenders, the Administrative Agent, and the other agents party thereto.

R E C I T A L S

A.            The Borrowers have requested that the Lenders provide certain loans to and extensions of credit on behalf of the Borrowers.

B.            The Lenders have agreed to make such loans and extensions of credit subject to the terms and conditions of the Credit Agreement.

C.            It is a condition precedent and a continuing covenant to the obligation of the Lenders to make their loans and extensions of credit to the Borrowers under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders.

D.            NOW, THEREFORE, in consideration of the premises herein and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

ARTICLE I

Definitions

Section 1.01                                Definitions.

(a)                                  As used in this Agreement, each term defined above shall have the meaning indicated above.  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the UCC on the date hereof are used herein as so defined:  Accounts, Chattel Paper, Documents, Equipment, General Intangibles, Instruments, Inventory, Payment Intangibles and Tangible Chattel Paper.

(b)                                 The following terms have the following meanings:

“Account Debtor” means any Person (other than any Grantor) obligated on an Account, Chattel Paper, or General Intangible.

“Administrative Agent” has the meaning assigned to such term in the preamble hereto.

“Agreement” means this Collateral Agreement, as the same may from time to time be amended, supplemented or otherwise modified.

“Borrower Obligations” means the collective reference to the payment and performance when due of all indebtedness, liabilities, obligations and undertakings of the Borrowers and their Subsidiaries (including, without limitation, all Indebtedness) of every kind or description arising out of or outstanding under, advanced or issued pursuant, or evidenced by, the Secured Documents, including, without limitation, the unpaid principal of and interest on the Aggregate Credit Exposure and all other obligations and liabilities of the Borrowers and their Subsidiaries (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and LC Exposure and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrowers, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Secured Creditors, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, arising out of or outstanding under, advanced or issued pursuant, or evidenced by, the Secured Documents, whether on account of principal, interest, premium, reimbursement obligations, payments in respect of an early termination date, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable costs, fees and disbursements that are required to be paid by the Borrowers pursuant to the terms of the Credit Agreement).

“Borrowers” has the meaning assigned to such term in the preamble hereto.

“Canadian Borrower” has the meaning assigned to such term in the preamble hereto.

“Collateral” has the meaning assigned such term in Section 2.01.

“Credit Agreement” has the meaning assigned to such term in the preamble hereto.

“Grantor” has the meaning assigned to such term in the preamble hereto.

“Grantor Claims” has the meaning assigned to such term in Section 8.01.

“Holdings” has the meaning assigned to such term in the preamble hereto.

“Issuers” means the collective reference to each issuer of Pledged Securities.

“Lenders” has the meaning assigned to such term in the preamble hereto.

“Pledged Securities” means: (a) the capital stock and certificated membership interests described or referred to in Schedule 2 (as the same may be supplemented from time to time pursuant to a Supplement in substantially the form of Annex I); and (b) (i) the certificates or instruments, if any, representing such capital stock and interests, (ii) all dividends (cash, capital stock or otherwise), cash, instruments, rights to subscribe, purchase or sell and all other rights and Property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such securities and interests, (iii) all replacements, additions to and substitutions for any of the Property referred to in this definition, including, without limitation, claims against third parties, (iv) the proceeds, interest, profits and other income of or on any of the Property referred to in this definition, (v) all security entitlements in respect of any of the foregoing, if any and (vi) all books and records relating to any of the Property referred to in this definition.

“Proceeds” means all “proceeds” as such term is defined in Section 9-102(65) of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

“Secured Creditors” means the collective reference to the Administrative Agent, the Issuing Banks, the Lenders and the Lenders and Affiliates of Lenders that are parties to Secured Hedging Agreements.

“Secured Documents” means the collective reference to the Credit Agreement, the other Loan Documents, each Secured Hedging Agreement and any other documents made, delivered or given in connection with any of the foregoing.

“Secured Hedging Agreement” means any Hedging Agreement between any Borrower or its Subsidiary and any Lender or any Affiliate of any Lender while such Person (or, in the case of an Affiliate of a Lender, the Person affiliated therewith) is a Lender, including any Hedging Agreement between such Persons in existence prior to the date hereof, but excluding any Hedging Agreement now existing or hereafter arising in connection with the ABS Facility.  For the avoidance of doubt, a Hedging Agreement ceases to be a Secured Hedging Agreement if the Person that is the counterparty to the Borrower or its Subsidiary under a Hedging Agreement ceases to be a Lender under the Credit Agreement (or, in the case of an Affiliate of a Lender, the Person affiliated therewith ceases to be a Lender under the Credit Agreement).

“Securities Act” means the Securities Act of 1933, as amended.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of Texas; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Secured Creditors’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Texas, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection, the effect thereof or priority and for purposes of definitions related to such provisions.

Section 1.02                                Other Definitional Provisions.

(a)                                  The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b)                                 The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)                                  Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, refer to such Grantor’s Collateral or the relevant part thereof.

ARTICLE II

Grant of Security Interest

Section 2.01                                Grant of Security Interest.  Each Grantor hereby pledges, assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Creditors, a security interest in all of the following Property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations:

(1)                                  all Accounts;

(2)                                  all Chattel Paper;

(3)                                  all Documents;

(4)                                  all Equipment;

(5)                                  all General Intangibles;

(6)                                  all Instruments;

(7)                                  all Inventory;

(8)                                  all Pledged Securities;

(9)                                  all books and records pertaining to the Collateral; and

(10)                            to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

Each reference to Collateral or to any relevant type or item of Property constituting Collateral shall be deemed to exclude (i) tangible Property that is not located in the continental United States (including its possessions), (ii) motor vehicles, forklifts and trailers, (iii) voting equity interests in any Foreign Subsidiary required to prevent the Collateral from including more than 65% of all voting equity interests in such Foreign Subsidiary, (iv) any general intangibles or other rights arising under any contract, instrument, license or other document if (but only to the extent that) the grant of a security interest therein would constitute a material violation of a valid and enforceable restriction in favor of a third party, unless and until all required consents shall have been obtained, (v) Property owned by other Persons involved with the ABS Facility or the 8 7/8% Notes; provided that, upon the transfer of such Property to a Grantor, such Property shall become Collateral, and (vi) any Property subject to a Lien permitted by Section 10.02(b), (c), (e), (f) or (g) of the Credit Agreement, so long as such Lien is in effect.

Section 2.02                                Transfer of Pledged Securities.  All certificates or instruments representing or evidencing the Pledged Securities shall be delivered to and held pursuant hereto by the Administrative Agent or a Person designated by the Administrative Agent and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, and accompanied by any required transfer tax stamps to effect the pledge of the Pledged Securities to the Administrative Agent.  Notwithstanding the preceding sentence, at the Administrative Agent’s discretion, all Pledged Securities must be delivered or transferred in such manner as to permit the Administrative Agent to be a “protected purchaser” to the extent of its security interest as provided in Section 8-303 of the UCC (if the Administrative Agent otherwise qualifies as a protected purchaser). During the continuance of an Event of Default, the Administrative Agent shall have the right, at any time in its discretion and without notice, to transfer to or to register in the name of the Administrative Agent or any of its nominees any or all of the Pledged Securities, subject only to the revocable rights specified in Section 5.05.  In addition, during the continuance of an Event of Default, the Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Securities for certificates or instruments of smaller or larger denominations.

ARTICLE III

Representations and Warranties

To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder and to induce the Lenders (and their Affiliates) to enter into Hedging Agreements with the Borrowers and their Subsidiaries, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that:

Section 3.01                                Title; No Other Liens.  Except for Permitted Liens and the security interest granted to the Administrative Agent for the ratable benefit of the Secured Creditors pursuant to this Agreement, such Grantor is the record and beneficial owner of its respective items of the Collateral free and clear of any and all Liens and has the power to transfer each item of the Collateral in which a Lien is granted by it hereunder, free and clear of any Lien.  Except with respect to Liens permitted by Section 10.02(b), (c), (e), (f) and (g) of the Credit Agreement, no financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Creditors, pursuant to this Agreement or the Security Instruments or as are filed to secure Liens permitted by Section 10.02 of the Credit Agreement.

Section 3.02                                Perfected First Priority Liens.  The security interests granted pursuant to this Agreement (a) upon the completion of the filings and the other actions specified on Schedule 3 constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Secured Creditors, as collateral security for the Borrower Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b)

are prior to all other Liens on the Collateral in existence on the date hereof, except, in each case, for Liens expressly permitted by the Credit Agreement.

Section 3.03                                Grantor Information.  On the date hereof, the correct legal name of such Grantor, such Grantor’s jurisdiction of organization and organizational number, and the location(s) of such Grantor’s chief executive office or sole place of business are specified on Schedule 4.

Section 3.04                                Pledged Securities.  The Pledged Securities required to be pledged hereunder and under the Credit Agreement by such Grantor are listed in Schedule 2.  The shares of Pledged Securities pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the capital stock of each Issuer owned by such Grantor that is a Domestic Subsidiary and 65% of all the issued and outstanding shares of all classes of the capital stock of each Issuer that is a Foreign Subsidiary.  All the shares of the Pledged Securities have been duly and validly issued and are fully paid and nonassessable, and such Grantor is the record and beneficial owner of, and has good title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement, and has the power to transfer the Pledged Securities in which a Lien is granted by it hereunder, free and clear of any other Lien.

Section 3.05                                Instruments and Chattel Paper.  Such Grantor has delivered to the Administrative Agent all Collateral constituting any Instrument or Chattel Paper in excess of $1,000,000 that is required to be delivered under Section 4.04.  No Collateral constituting Chattel Paper or Instruments contains any statement therein to the effect that such Collateral has been assigned to an identified party other than the Administrative Agent, and the grant of a security interest in such Collateral in favor of the Administrative Agent hereunder does not violate the rights of any other Person as a secured party.

Section 3.06                                Truth of Information; Accounts.  All information with respect to the Collateral set forth in any schedule or certificate at any time heretofore or hereafter furnished by such Grantor to the Administrative Agent is and will be true and correct in all material respects as of the date furnished.  The place where each Grantor keeps its records concerning the Accounts, Chattel Paper and Payment Intangibles is 4444 Brittmoore Road, Houston, Texas 77041.

Section 3.07                                Governmental Obligors.  None of the Account Debtors on a material portion of such Grantor’s Accounts, Chattel Paper or Payment Intangibles is a Governmental Authority.

ARTICLE IV

Covenants

Each Grantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Borrower Obligations under the Credit Agreement shall have been paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit secured by cash collateral as permitted in Section 2.01(b)(iii) of the Credit Agreement) and all of the Aggregate Commitments shall have terminated:

Section 4.01                                Maintenance of Perfected Security Interest; Further Documentation.  Except as set forth in the Credit Agreement, including, without limitation, any merger, consolidation, liquidation, sale, assignment, transfer or other disposition permitted by Section 10.08 or 10.14 of the Credit Agreement, each Grantor agrees that:

(a)                                  it shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.02 and shall defend such security interest against the claims and demands of all Persons whomsoever;

(b)                                 it will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail; and

(c)                                  at any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, it will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably deem necessary for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the delivery of certificated securities  and the filing of any financing or continuation statements under the UCC (or other similar domestic laws) in effect in any jurisdiction with respect to the security interests created hereby.

Section 4.02                                Changes in Locations, Name, Etc.  Such Grantor recognizes that financing statements pertaining to the Collateral have been or may be filed where such Grantor is organized.  Without limitation of Section 9.03 of the Credit Agreement or any other covenant herein, such Grantor will not cause or permit any change in its (a) corporate name, (b) its identity or corporate structure or in the jurisdiction in which it is incorporated or formed, (c) its jurisdiction of organization or its organizational identification number in such jurisdiction of organization or (d) its federal taxpayer identification number, unless, in each case, such Grantor shall have first (i) notified the Administrative Agent of such change prior to the effective date of such change, and (ii) taken all action reasonably requested by the Administrative Agent for the purpose of maintaining the perfection and priority of the Administrative Agent’s security interests under this Agreement.  In any notice furnished pursuant to this Section 4.02, such Grantor will expressly state in a conspicuous manner that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of the Administrative Agent’s security interest in the Collateral.

Section 4.03                                Pledged Securities.  In the case of each Grantor, such Grantor agrees that:

(a)                                  if such Grantor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the capital stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Securities, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Secured Creditors, hold the same in trust for the Secured Creditors, segregated from other Property of such Grantor, and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Borrower Obligations; provided, that the foregoing shall apply to 65% of such shares or rights in the case of an Issuer that is a Foreign Subsidiary;

(b)                                 without the prior written consent of the Administrative Agent, such Grantor will not (i) unless otherwise expressly permitted hereby or under the other Loan Documents, vote to enable, or take any other action to permit, any Issuer to issue any capital stock of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any capital stock of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) except as set forth in the Credit Agreement, create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Pledged Securities or Proceeds thereof;

(c)                                  in the case of each Grantor that is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 4.03(a) with respect to the Pledged Securities issued by it and (iii) the terms of Section 5.04(a) and Section 5.05 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 5.04(d) or Section 5.05 with respect to the Pledged Securities issued by it;

(d)                                 such Grantor shall furnish to the Administrative Agent such stock powers and other instruments as may be reasonably required by the Administrative Agent to assure the transferability of the Pledged Securities when and as often as may be reasonably requested by the Administrative Agent; and

(e)                                  the Pledged Securities will at all times constitute not less than 100% of the capital stock of the Issuer thereof owned by any Grantor (or in the case of any Issuer that is a Foreign Subsidiary, not less than 65% of the capital stock of such Issuer (except as otherwise noted on Schedule 2)).  Such Grantor will not permit any Issuer of any of the Pledged Securities to issue any new shares of any class of capital stock of such Issuer unless such shares are pledged pursuant to this Agreement.

(f)                                    Notwithstanding any contrary provision contained in this Agreement, with respect to Issuers that are Foreign Subsidiaries, the Grantors are required to pledge 65% of the capital stock of such Issuers (except as otherwise noted on Schedule 2) and to deliver the applicable stock certificates and stock powers duly executed in blank for such capital stock to the Administrative Agent but shall not be required to take any additional actions to perfect the security interest of the Secured Creditors in such Pledged Securities.

Section 4.04                                Instruments and Tangible Chattel Paper.  If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper having a value in excess of $1,000,000, such Instrument or Tangible Chattel Paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

ARTICLE V
Remedial Provisions

Section 5.01                                UCC and Other Remedies.

(a)                                  Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, on behalf of the Secured Creditors, may exercise, in addition to all other rights and remedies granted to them in this Agreement, the other Loan Documents and in any other instrument or agreement securing, evidencing or relating to the Borrower Obligations, all rights and remedies of a secured party under the UCC or any other applicable law or otherwise available at law or equity.  Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any Secured Creditor or elsewhere upon such commercially reasonable terms and conditions as it may deem advisable and at such commercially reasonable prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  Any Secured Creditor shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released.  If applicable to any particular item of Collateral, each Grantor further agrees, at the Administrative Agent’s request following an acceleration of the Indebtedness under Section 11.02(a) of the Credit Agreement, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere, unless prohibited by agreements with unaffiliated third parties.  Any such sale or transfer by the Administrative Agent either to itself or to any other Person shall, to the fullest extent permitted under applicable law, be absolutely free from any claim of right by Grantor, including any equity or right of redemption, stay or appraisal which Grantor has or may have under any rule of law, regulation or statute now existing or hereafter adopted (and such Grantor hereby waives any rights it may have in respect thereof).  Upon any such sale or transfer, the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred.  The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.01, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Secured Creditors hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Borrower Obligations, in accordance with the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615 of the UCC, need the Administrative Agent account for the surplus, if any, to any Grantor.  To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Secured Creditor arising out of the exercise by them of any rights hereunder.  If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

(b)                                 In the event that the Administrative Agent elects not to sell the Collateral, the Administrative Agent retains its rights to dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Borrower Obligations.  Each and every method of disposition of the Collateral described in this Agreement shall constitute disposition in a commercially reasonable manner.

(c)                                  The Administrative Agent may appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer of the Collateral.

Section 5.02                                Collections on Accounts, Etc.  The Administrative Agent hereby authorizes each Grantor to collect upon the Collateral that is represented by Accounts, Instruments, Chattel Paper and Payment Intangibles subject to the Administrative Agent’s direction and control, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default.  Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify the Account Debtors that the applicable Accounts, Chattel Paper and Payment Intangibles have been assigned to the Administrative Agent for the ratable benefit of the Secured Creditors and that payments in respect thereof shall be made directly to the Administrative Agent.  The Administrative Agent may in its own name or in the name of others communicate with the Account Debtors to verify with them to its satisfaction the existence, amount and terms of any such Accounts, Chattel Paper or Payment Intangibles.  Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto.  Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Lender of any payment relating thereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

Section 5.03                                Proceeds.  If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Collateral composed of Accounts, Instruments, Chattel Paper and Payment Intangibles, when collected or received by each Grantor, and any other cash or non-cash Proceeds received by each Grantor upon the sale or other disposition of any Collateral, shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a special collateral account maintained by the Administrative Agent, subject to withdrawal by the Administrative Agent for the ratable benefit of the Secured Parties only, as hereinafter provided, and, until so turned over, shall be held by such Grantor in trust for the Administrative Agent for the ratable benefit of the Secured Creditors, segregated from other funds of any such Grantor.  Each deposit of any such Proceeds shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.  All Proceeds (including, without limitation, Proceeds constituting collections of Accounts, Chattel Paper, Instruments) while held by the Administrative Agent (or by any Grantor in trust for the Administrative Agent for the ratable benefit of the Secured Creditors) shall continue to be collateral security for all of the Borrower Obligations and shall not constitute payment thereof until applied as hereinafter provided.  At such intervals as may be agreed upon by each Grantor and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent’s election, the Administrative Agent shall apply all or any part of the funds on deposit in said special collateral account on account of the Borrower Obligations in such order as the Administrative Agent may elect, and any part of such funds which the Administrative Agent elects not so to apply and deems not required as collateral security for the Borrower Obligations shall be paid over from time to time by the Administrative Agent to each Grantor or to whomsoever may be lawfully entitled to receive the same.

Section 5.04                                Pledged Securities.

(a)                                  Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent’s intent to exercise its corresponding rights pursuant to Section 5.04(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Securities paid in the normal course of business of the relevant Issuer, to the extent permitted in the Credit Agreement, and to exercise all voting, consent and corporate rights with respect to the Pledged Securities; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor that would impair the Collateral or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document or, without the prior consent of the Administrative Agent, enable or permit any Issuer of Pledged Securities to issue any capital stock or to issue any other securities convertible into or granting the right to purchase or exchange for any capital stock of any Issuer of Pledged Securities other than as permitted by the Credit Agreement.

(b)                                 Upon the occurrence and during the continuance of an Event of Default, upon notice by the Administrative Agent of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments, Property or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Borrower Obligations in accordance with the Credit Agreement, and (ii) any or all of the Pledged Securities shall be registered in the name of the Administrative Agent or its nominee, and (iii) the Administrative Agent or its nominee may exercise (A) all voting, consent, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders (or other equivalent body) of the relevant Issuer or Issuers or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for Property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c)                                  In order to permit the Administrative Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all such proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the Administrative Agent an irrevocable proxy to vote all or any part of the Pledged Securities and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Securities would be entitled (including giving or withholding written consents of shareholders calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Securities on the record books of the Issuer thereof) by any other Person (including the Issuer of such Pledged Securities or any officer or agent thereof) upon the occurrence and during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full in cash of the Borrower Obligations under the Credit Agreement.

(d)                                 Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Administrative Agent.

(e)                                  Upon the occurrence and during the continuance of an Event of Default, if the Issuer of any Pledged Securities is the subject of bankruptcy, insolvency, receivership, custodianship or other proceedings under the supervision of any Governmental Authority, then all rights of the Grantor in respect thereof to exercise the voting and other consensual rights which such Grantor would otherwise be entitled to exercise with respect to the Pledged Securities issued by such Issuer shall cease, and all such rights shall thereupon become vested in the Administrative Agent who shall thereupon have the sole right to exercise such voting and other consensual rights, but the Administrative Agent shall have no duty to exercise any such voting or other consensual rights and shall not be responsible for any failure to do so or delay in so doing.

Section 5.05                                Private Sales of Pledged Securities.

(a)                                  Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Securities, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise or may determine that a public sale is impracticable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.  The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(b)                                 Each Grantor agrees to use its best commercially reasonable efforts to do or cause to be done all such other acts as may reasonably be necessary to make such sale or sales of all or any portion of the Pledged Securities pursuant to this Section 5.05 valid and binding and in compliance with any and all other applicable Governmental Requirements.  Each Grantor further agrees that a breach of any of the covenants contained in this Section 5.05 will cause irreparable injury to the Secured Creditors, that the Secured Creditors have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.05 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred or is continuing under the Credit Agreement.

Section 5.06                                Deficiency.  Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Secured Creditor to collect such deficiency.

Section 5.07                                Non-Judicial Enforcement.  The Administrative Agent may enforce its rights hereunder without prior judicial process or judicial hearing, and to the extent permitted by law, each Grantor expressly waives any and all legal rights which might otherwise require the Administrative Agent to enforce its rights by judicial process.

ARTICLE VI

The Administrative Agent

Section 6.01           Administrative Agent’s Appointment as Attorney-in-Fact, Etc.

(a)                                  Anything in this Section 6.01(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 6.01(a) unless an Event of Default shall have occurred and be continuing.  Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all reasonably appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i)                                     unless being disputed under Section 9.03(a) of the Credit Agreement, pay or discharge Taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement or any other Loan Document and pay all or any part of the premiums therefor and the costs thereof;

(ii)                                  execute, in connection with any sale provided for in Section 5.01 or Section 5.05, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(iii)                               (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due with respect to any Collateral and commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (D) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (E) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; and (F) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s and the Secured Creditors’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

(b)                                 If any Grantor fails to perform or comply with any of its agreements contained herein within the applicable grace periods, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)                                  The reasonable expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 6.01, together with interest thereon at a rate per annum equal to the Post-Default Rate, but in no event to exceed the Highest Lawful Rate, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

(d)                                 All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

Section 6.02           Duty of Administrative Agent.  The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar Property for its own account and shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which comparable secured parties accord comparable collateral.  To the fullest extent permitted under applicable law, neither the Administrative Agent, any Secured Creditor nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.  The powers conferred on the Administrative Agent and the Secured Creditors hereunder are solely to protect the Administrative Agent’s and the Secured Creditors’ interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Secured Creditor to exercise any such powers.  The Administrative Agent and the Secured Creditors shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.  To the fullest extent permitted by applicable law, the Administrative Agent shall be under no duty whatsoever to make or give any presentment, notice of dishonor, protest, demand for performance, notice of non-performance, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any Collateral or the Borrower Obligations, or to take any steps necessary to preserve any rights against any Grantor or other Person or ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not it has or is deemed to have knowledge of such matters.  Each Grantor, to the extent permitted by applicable law, waives any right of marshaling in respect of any and all Collateral, and waives any right to require the Administrative Agent or any Secured Creditor to proceed against any Grantor or other Person, exhaust any Collateral or enforce any other remedy which the Administrative Agent or any Secured Creditor now has or may hereafter have against each Grantor, any Grantor or other Person.

Section 6.03                                Filing of Financing Statements.  Pursuant to the UCC and any other applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement.  A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

Section 6.04                                Authority of Administrative Agent.  Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Secured Creditors, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Creditors with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

ARTICLE VII

Subordination of Indebtedness

Section 7.01                                Subordination of All Grantor Claims.  As used herein, the term “Grantor Claims” shall mean all debts and obligations of the Borrowers or any other Grantor to any other Grantor, whether such debts and obligations now exist or are hereafter incurred or arise, or whether the obligation of the debtor thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or obligations be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or obligations may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by.  Except for payments permitted by the Credit Agreement, after and during the continuation of an Event of Default, no Grantor shall receive or collect, directly or indirectly, from any obligor in respect thereof any amount upon the Grantor Claims.

Section 7.02                                Claims in Bankruptcy.  In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief, or other insolvency proceedings involving any Grantor, the Administrative Agent on behalf of the Administrative Agent and the Secured Creditors shall have the right to prove their claim in any proceeding, so as to establish their rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends and payments which would otherwise be payable upon Grantor Claims.  Each Grantor hereby assigns such dividends and payments to the Administrative Agent for the benefit of the Administrative

Agent and the Secured Creditors for application against the Borrower Obligations as provided under the Credit Agreement.  Should any Agent or Secured Creditor receive, for application upon the Borrower Obligations, any such dividend or payment which is otherwise payable to any Grantor, and which, as between such Grantors, shall constitute a credit upon the Grantor Claims, then upon payment in full in cash of the Borrower Obligations, the expiration of all Letters of Credit outstanding under the Credit Agreement (except for Letters of Credit secured by cash collateral as permitted in Section 2.01(b)(iii) of the Credit Agreement) and the termination of all of the Aggregate Commitments, the intended recipient shall become subrogated to the rights of the Administrative Agent and the Secured Creditors to the extent that such payments to the Administrative Agent and the Lenders on the Grantor Claims have contributed toward the liquidation of the Borrower Obligations, and such subrogation shall be with respect to that proportion of the Borrower Obligations which would have been unpaid if the Administrative Agent and the Secured Creditors had not received dividends or payments upon the Grantor Claims.

Section 7.03                                Payments Held in Trust.  In the event that notwithstanding Section 7.01 and Section 7.02, any Grantor should receive any funds, payments, claims or distributions which is prohibited by such Sections, then it agrees: (a) to hold in trust for the Administrative Agent and the Secured Creditors an amount equal to the amount of all funds, payments, claims or distributions so received, and (b) that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions except to pay them promptly to the Administrative Agent, for the benefit of the Secured Creditors; and each Grantor covenants promptly to pay the same to the Administrative Agent.

Section 7.04                                Liens Subordinate.  Each Grantor agrees that, until the Borrower Obligations are paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit secured by cash collateral as permitted in Section 2.01(b)(iii) of the Credit Agreement) and the termination of all of the Aggregate Commitments, any Liens securing payment of the Grantor Claims shall be and remain inferior and subordinate to any Liens securing payment of the Borrower Obligations, regardless of whether such encumbrances in favor of such Grantor, the Administrative Agent or any Secured Creditor presently exist or are hereafter created or attach.  Without the prior written consent of the Administrative Agent, no Grantor, during the period in which any of the Borrower Obligations are outstanding or the Aggregate Commitments are in effect, shall (a) exercise or enforce any creditor’s right it may have against any debtor in respect of the Grantor Claims, or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including without limitation the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any Lien held by it.

Section 7.05                                Notation of Records.  Upon the request of the Administrative Agent, all promissory notes and all accounts receivable ledgers or other evidence of the Grantor Claims accepted by or held by any Grantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Agreement.

ARTICLE VIII

Miscellaneous

Section 8.01                                Waiver.  No failure on the part of the Administrative Agent or any Secured Creditor to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, privilege or remedy or any abandonment or discontinuance of steps to enforce such right, power, privilege or remedy under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, privilege or remedy under this Agreement or any other Loan Document preclude or be construed as a waiver of any other or further exercise thereof or the exercise of any other right, power, privilege or remedy.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law or equity

Section 8.02                                Notices.  All notices and other communications provided for herein shall be given in the manner and subject to the terms of Section 13.02 of the Credit Agreement; provided that any such notice, request or demand to or upon any Grantor shall be addressed to such Grantor at its notice address set forth on Schedule 1.

Section 8.03                                Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 13.04 of the Credit Agreement.

Section 8.04                                Successors and Assigns.  The provisions of this Agreement shall be binding upon the Grantors and their successors and permitted assigns and shall inure to the benefit of the Administrative Agent and the Secured Creditors and their respective successors and permitted assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and the Lenders unless otherwise permitted by the terms of the Credit Agreement or this Agreement, and any such purported assignment, transfer or delegation shall be null and void.

Section 8.05                                Survival; Revival; Reinstatement.

(a)                                  All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document to which it is a party shall be considered to have been relied upon by the Administrative Agent, the other Agents, the Issuing Bank and the Lenders and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the other Agents, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under the Credit Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Aggregate Commitments have not expired or terminated.

(b)                                 To the extent that any payments on the Borrower Obligations or proceeds of any Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Borrower Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent’s and the Secured Creditors’ Liens, security interests, rights, powers and remedies under this Agreement and each other Loan Document shall continue in full force and effect.  In such event, each Loan Document shall be automatically reinstated and the Grantors shall take such action as may be reasonably requested by the Administrative Agent and the Secured Creditors to effect such reinstatement.

Section 8.06                                Counterparts; Integration; Effectiveness; Conflicts.

(a)                                  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(b)                                 THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF.  THIS AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(c)                                  This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto, the Lenders and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

(d)                                 In the event of a conflict between the provisions hereof and the provisions of the Credit Agreement, the provisions of the Credit Agreement shall control.

Section 8.07                                Severability.  Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 8.08                                Governing Law; Submission to Jurisdiction.

(a)                                  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

(b)                                 ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.  THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

(c)                                  EACH GRANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH GRANTOR AT ITS ADDRESS SET FORTH ON SCHEDULE 1 HERETO OR AS UPDATED FROM TIME TO TIME, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING.

(d)                                 NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE GRANTORS IN ANY OTHER JURISDICTION.

(e)                                  EACH PARTY HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY SECURITY INSTRUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OF THE ADMINISTRATIVE AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE SECURITY INSTRUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 9.10.

Section 8.09                                Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 8.10                                Acknowledgments.  Each Grantor hereby acknowledges that:

(a)                                  it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)                                 neither the Administrative Agent nor any Secured Creditor has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and Secured Creditors, on the other hand, in connection herewith or therewith is solely that of debtor and creditor;

(c)                                  no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Creditors or among the Grantors and the Secured Creditors; and

(d)                                 Each of the parties hereto specifically agrees that it has a duty to read this Agreement, the Security Instruments and the other Loan Documents and agrees that it is charged with notice and knowledge of the terms of this Agreement, the Security Instruments and the other Loan Documents; that it has in fact read this Agreement, the Security Instruments and the other Loan Documents and is fully informed and has full notice and knowledge of the terms, conditions and effects thereof; that it has been represented by independent legal counsel of its choice throughout the negotiations preceding its execution of this Agreement and the Security Instruments; and has received the advice of its attorney in entering into this Agreement and the Security Instruments; and that it recognizes that certain of the terms of this Agreement and the Security Instruments result in one party assuming the liability inherent in some aspects of the transaction and relieving the other party of its responsibility for such liability.  EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE SECURITY INSTRUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT “CONSPICUOUS.”

Section 8.11                                Additional Capital Stock.  Each Grantor that is required to pledge capital stock of its Subsidiaries shall execute and deliver a Supplement in the form of Annex I hereto, if such capital stock was not previously pledged.

Section 8.12                                Releases.

(a)                                  Release Upon Payment in Full.  The grant of a security interest hereunder and all of rights, powers and remedies in connection herewith shall remain in full force and effect until the Administrative Agent has (i) retransferred and delivered all Collateral in its possession to the Grantors, and (ii) executed a written release or termination statement and reassigned to the Grantors without recourse or warranty any remaining Collateral and all rights conveyed hereby.  Upon the complete payment of the Borrower Obligations under the Credit

Agreement (except for Letters of Credit secured by cash collateral as permitted in Section 2.01(b)(iii) of the Credit Agreement) and the compliance by the Grantors with all covenants and agreements hereof, the Administrative Agent, at the written request and expense of the Borrowers, will promptly release, reassign and transfer the Collateral to the Grantors and declare this Agreement to be of no further force or effect.

(b)                                 Partial Releases.  The Grantors are authorized to release any Collateral that is sold, leased, assigned, conveyed, transferred or otherwise disposed of in compliance with Sections 10.08, 10.11 and 10.14 of the Credit Agreement.

(c)                                  Retention in Satisfaction.  Except as may be expressly applicable pursuant to Section 9-620 of the UCC, no action taken or omission to act by the Administrative Agent or the Secured Creditors hereunder, including, without limitation, any exercise of voting or consensual rights or any other action taken or inaction, shall be deemed to constitute a retention of the Collateral in satisfaction of the Borrower Obligations or otherwise to be in full satisfaction of the Borrower Obligations, and the Borrower Obligations shall remain in full force and effect, until the Administrative Agent and the Secured Creditors shall have applied payments (including, without limitation, collections from Collateral) towards the Borrower Obligations in the full amount then outstanding or until such subsequent time as is provided in Section 8.12(a).

Section 8.13                                Acceptance.  Each Grantor hereby expressly waives notice of acceptance of this Agreement, acceptance on the part of the Administrative Agent and the Secured Creditors being conclusively presumed by their request for this Agreement and delivery of the same to the Administrative Agent.

IN WITNESS WHEREOF, each of the undersigned has caused this Collateral Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:	UNIVERSAL COMPRESSION, INC.

	By:	/s/ J. Michael Anderson
	Name:	J. Michael Anderson
	Title:	Senior Vice President and
Chief Financial Officer

UNIVERSAL COMPRESSION HOLDINGS, INC.

	By:	/s/ J. Michael Anderson
	Name:	J. Michael Anderson
	Title:	Senior Vice President and
Chief Financial Officer

Signature Page – Collateral Agreement

Acknowledged and Agreed to as of the date hereof by:

ADMINISTRATIVE AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/ James M. Kipp
	Name:	James M. Kipp
	Title:	Managing Director

Signature Page – Collateral Agreement

Annex I

Supplement

SUPPLEMENT, dated as of [                 ], 200[   ], made by [                 ], a [                 ] (the “Grantor”), in favor of Wachovia Bank, National Association as administrative agent (in such capacity, the “Administrative Agent”) for the financial institutions (the “Lenders”) parties to the Credit Agreement referred to below.  All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H:

WHEREAS, Universal Compression Inc., a Texas corporation (“UCI”), Universal Compression Holdings, Inc., a Delaware corporation (“Holdings”, and together with UCI, the “US Borrowers”), UC Canadian Partnership Holdings Company (the “Canadian Borrower”, and together with the US Borrowers, the “Borrowers”), the Administrative Agent, the other Agents party thereto, and the Lenders have entered into a Senior Secured Credit Agreement, dated as of January 14, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Grantor has entered into the Collateral Agreement, dated as of January 14, 2005 (as amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”) in favor of the Administrative Agent for the benefit of the Secured Creditors;

WHEREAS, the Credit Agreement requires the Grantor to pledge the capital stock described hereto on Schedule 2-S; and

WHEREAS, the Grantor has agreed to execute and deliver this Supplement in order to pledge such capital stock;

NOW, THEREFORE, IT IS AGREED:

1.                                       Collateral Agreement.  By executing and delivering this Supplement, the Grantor, as provided in Section 8.11 of the Collateral Agreement, hereby pledges and grants a security interest in (a) the capital stock and certificated membership interests described or referred to in Schedule 2-S and (b) (i) the certificates or instruments, if any, representing such capital stock and interests, (ii) all dividends (cash, capital stock or otherwise), cash, instruments, rights to subscribe, purchase or sell and all other rights and Property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such securities and interests, (iii) all replacements, additions to and substitutions for any of the Property referred to in this definition, including, without limitation, claims against third parties, (iv) the proceeds, interest, profits and other income of or on any of the Property referred to in this definition, (v) all security entitlements in respect of any of the foregoing, if any, (vi) all books and records relating to any of the Property referred to in this definition and (vii) all proceeds of any of the foregoing (collectively, the “Collateral”).  Upon execution of this Supplement, such securities will

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constitute “Pledged Securities” for purposes of the Collateral Agreement with the same force and effect as if originally listed on Schedule 2 thereto.  The information set forth in Schedule 2-S hereto is hereby added to the information set forth in Schedule 2 to the Collateral Agreement.  The Grantor hereby represents and warrants that each of the representations and warranties contained in Article III of the Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Supplement) as if made on and as of such date.

2.                                       Governing Law.  This Supplement shall be governed by, and construed in accordance with, the laws of the State of Texas.

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered as of the date first above written.

[GRANTOR]

By:
Name:
Title:

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Schedule 1

NOTICE ADDRESSES OF GRANTORS

Universal Compression, Inc.

4444 Brittmoore Rd.

Houston, TX 77041

Universal Compression Holdings, Inc.

4444 Brittmoore Rd.

Houston, TX 77041

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Schedule 2

DESCRIPTION OF PLEDGED SECURITIES

Owner	Issuer	Percentage Owned	Percentage Pledged	Type of Interest	No. of Shares	Certificate No.
Universal Compression, Inc.	Universal Compression International, Inc.	100%	100%	capital stock	100	1

Universal Compression, Inc.	Compressor Systems International, Inc.	100%	100%	capital stock	1500	2

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Schedule 3

FILINGS AND OTHER ACTIONS
REQUIRED TO PERFECT SECURITY INTERESTS

1.                                       Filing of UCC-1 Financing Statement with respect to the Collateral with the Secretary of State of the State of Texas and with the Secretary of State of the State of Delaware.

2.                                       Delivery to the Administrative Agent of all Pledged Securities consisting of certificated securities, in each case properly endorsed for transfer or in blank.

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Schedule 4

LOCATION OF JURISDICTION OF ORGANIZATION
AND CHIEF EXECUTIVE OFFICE

Legal name of UCI:  Universal Compression, Inc.

Address:  4444 Brittmoore Rd., Houston, TX 77041

Jurisdiction of organization:  Texas

Organizational number:  0012182200

Location of chief executive office or sole place of business:  see address above

Legal name of Holdings:  Universal Compression Holdings, Inc.

Address:  4444 Brittmoore Rd., Houston, TX 77041

Jurisdiction of organization:  Delaware

Organizational number:  2826730

Location of chief executive office or sole place of business:  see address above

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